UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

VICAL INCORPORATED
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-21088 (Commission File Number)	93-0948554 (I.R.S. Employer Identification No.)
10390 Pacific Center Court San Diego, California (Address of principal executive offices)		92121-4340 (Zip Code)

Registrant’s telephone number, including area code: (858) 646-1100

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2018, the Company’s Amended and Restated Stock Incentive Plan (the “Plan”) was amended to increase the aggregate number of shares of the Company’s common stock reserved for issuance under the Plan by 500,000 shares.

The foregoing description of the terms of the amendment to the Plan does not purport to be complete and is qualified in its entirety to the full text of the Plan, a copy of which is attached as Exhibit 99.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Company’s 2018 Annual Meeting of Stockholders held on May 23, 2018, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

•	The Company’s stockholders elected the directors proposed by the Company for re-election to serve until the Company’s 2021 Annual Meeting of Stockholders or until his respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Richard M. Beleson	9,332,334	475,302	7,654,986
R. Gordon Douglas, M.D.	9,316,016	491,620	7,654,986
George J. Morrow	9,334,069	473,567	7,654,986

•	The Company’s stockholders approved an amendment to the Company’s Plan as described in Item 5.02 above. The tabulation of votes on this matter was as follows: shares voted for: 9,389,701; shares voted against: 395,539; shares abstaining: 22,396; and broker non-votes: 7,654,986.
•	The Company’s stockholders in an advisory vote approved the compensation of the Company’s named executive officers. The tabulation of votes on this matter was as follows: shares voted for: 9,414,911; shares voted against: 359,521; shares abstaining: 33,204; and broker non-votes: 7,654,986.
•	The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018. The tabulation of votes on this matter was as follows: shares voted for: 17,302,597; shares voted against: 122,759; shares abstaining: 37,266; and broker non-votes: 0.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Amended and Restated Stock Incentive Plan of Vical Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICAL INCORPORATED

Date: June 7, 2018	By: /s/ ANTHONY A. RAMOS
Anthony A. Ramos
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Amended and Restated Stock Incentive Plan of Vical Incorporated.